UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

GIGA-TRONICS INCORPORATED

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EXPLANATORY NOTE

Giga-tronics Incorporated (the “Company”) is filing the investor presentation attached to this Schedule 14A with the Securities and Exchange Commission in connection with the solicitation of proxies for the Company’s special meeting of the holders of its common stock to be held on September 7, 2022 (the “Special Meeting”). From time to time prior to the Special Meeting, the Company may use the attached investor presentation or portions thereof in connection with the solicitation of proxies from the Company’s shareholders.

Forward Looking Statements This presentation contains "forward-looking" statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements that are not historical facts, such as statements about our business outlook, forecasts and strategy, opportunities, business goals and objectives and statements about historical results that may suggest trends for our business and Giga-tronics planned $25 million public offering. You should not rely on these forward-looking statements as they involve risks and uncertainties and may cause actual results to vary materially from the forward-looking statements. Forward-looking statements are based on the current beliefs and assumptions of Giga-tronics Incorporated (the “Company”) that are subject to risks and uncertainties, including those related the expected benefits of the proposed transactions; statements concerning future operating results, revenues, growth, production or market share; any other statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. A number of important factors and uncertainties could cause actual results or events to differ materially from those described in these forward-looking statements, including without limitation: the failure to satisfy any of the conditions to the closing of the proposed transaction, including the required approval of the Company’s shareholders; the occurrence of any event or circumstance that could give rise to the termination of the Share Exchange Agreement); unexpected costs, charges or expenses resulting from the proposed transactions; the Company’s ability to successfully manage and integrate the combined business; delays with manufacturing and delivering our products; receipt or timing of future orders; cancellations or deferrals of existing orders; the need of additional financing and other risks that are described in the reports of the Company filed with the Securities and Exchange Commission (“SEC”), including but not limited to the risks described in the Company’s Annual Report on Form 10-K for its fiscal year ended March 26, 2022 filed with the SEC on June 24, 2022, its Definitive Schedule 14A filed with the SEC on August 2, 2022 and risks that are otherwise described or updated from time to time in other filings with the SEC. In addition, we will be subject to capital markets risks in general and smaller reporting companies in particular, as well as any impact from a recession on our revenue as well as the planned public offering. For more information regarding the risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, as well as risks relating to our business in general, we refer you to the “Risk Factors” sections of our most recent Annual Report on Form 10-K and the Company’s Definitive Schedule 14A which are available on the SEC’s website at www.sec.gov and our website at www.giga-tronics.com. These forward-looking statements are based on current expectations and the Company assumes no obligation to publicly update this information. The presentation is qualified in its entirety by the definitive proxy that was filed with SEC on August 2, 2022. The shareholder should carefully read the entire proxy statement.

Giga-tronics Requests Your Vote In Favor of the Share Exchange Agreement with Gresham Worldwide Creating a Public Company with Scale and Positioned for Growth in the Defense Industry

| | | | | | | | | | | | | | | | | | | | Electronic Defense & Countermeasures RF Filters/Components Power Electronics & Displays Share exchange joins two companies, each with a presence in Electronic Warfare & Countermeasures and RF Filters & Components

Electronic Defense & Countermeasures Power Electronics and Displays | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | RF Components & RF Filters FY22 Sales: $7.2M Relec Electronics Ltd: England Gresham Power Electronics: England FY22 Sales: $1.0M Enertec Systems: Israel FY22** Sales: $11.7M FY22 Sales: $6.5M Microphase Corp: Connecticut, USA FY22* Sales: $.7M FY22 Sales: $8.3M * Note: Giga-tronics FY22 fiscal year ended March 26, 2022 ** Note: FY22 data for Gresham is based on Gresham’s operating results for its fiscal year ended December 31, 2021 subtracting the data for the three months ended March 31, 2021 and adding the data for the three months ended March 31, 2022

Threat Emulation Software/Firmware Developed over 40 years by a team of engineers at prime contractor and licensed to Giga-tronics Digital Front-end Programmable for new threats Ease of use Can deliver to Foreign Military Services (“FMS”) without classified threat data TEmS System Advantages (Six patents) Architected like a RADAR Compact size Multiple channels Real-time interface 1/10 cost of competitive system Competition Unique Electronic Warfare Threat Emulation System (“TEmS”) GIGA TEmS Competition

| | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | Giga-tronics Has a Truly Disruptive TEmS Solution $30M sales funnel over the next two years Seven F-35 programs Two F-15/F-16 programs Potential revenues >$100M over five years GIGA’s Small Size Limits Rapid Growth Facing challenges to capitalize on our TEmS opportunity - Low revenues in EW Test in FY22 - Large losses in last two quarters Capital constraints Management constraints Limited resources to grow Board of Directors Decided to Combine with Gresham

| | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | 500+ Total Customers 40+ Tier-1 Defense Industry Prime Contractors 20+ Global Defense Ministry Programs Gresham Worldwide Giga-tronics

Giga-tronics & Gresham Worldwide Inc. Manufacturing operations on three continents supporting customers globally. US Operations Gresham Worldwide HQ: Phoenix, AZ Gresham Government: Washington, DC Microphase Corporation: Shelton, CT Giga-tronics: Nashua, NH Microsource: Dublin, CA EMEA Operations RELEC Electronics: Wareham, UK Gresham Power Electronics: Salisbury, UK Enertec Systems: Karmiel, Israel | | | | | | | | | | | | | |

| | | | | | | | | | | | | | | | | | | | | | | | | | | | | | Synergies Among Business Units Resource synergies Expanded global reach Strengthened senior leadership team Significantly improved R&D capabilities Mission Critical for Defense Electronic Defense & Countermeasures for Electronic Warfare RF filters and integrated assemblies for F-15, F-16, F-18, F-35, F-22, B-1 Patriot, Arrow and other missile systems Global Presence Serving More Than 40 Tier-1 Customers Most leading US defense prime contractors U.S. Department of Defense Allied ministries of defense and FMS

Reductions in Corporate Charges Corporate charges of 13% of revenue are expected to be reduced materially: Savings in Microphase and Microsource Resources Product and engineering synergies Synergies in US operations Economies of scale drive savings and improve cost of materials Quality AS9100 and ISO9001management Information Security management Finance, Accounting and Reporting management HR management | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |

| | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | Automatic Conversion of $4.25M Debt if at least $25 million is raised in a Qualified Public Offering the closing of a Non-Qualified Offering, in which case the Conversion Price shall be the price at which Common Stock is sold in such Non-Qualified Offering less a twenty-five percent (25%) discount or February 14, 2023, in which case the Conversion Price shall be the ten-day trailing VWAP of the shares of Common Stock on such date (the “VWAP Price”) less a twenty-five percent (25%) discount to such VWAP Price. Funding $4.45M from BitNile BitNile has agreed to invest $10 million on the same terms and conditions as public investors (except for the discount or commissions payable to the underwriter). We expect that BitNile’s investment will consist of approximately $4,450,000 in cash and conversion of the $4,250,000 loan that BitNile has agreed to make to us upon the completion of the Share Exchange and the $1,300,000 that Digital Power Lending, a subsidiary of BitNile has loaned us to date.

Jonathan Read, Chief Executive Officer Seasoned CEO with experience running global business operations with specific expertise in raising capital, strengthening brands and building businesses through M&A Timothy Long, Chief Operating Officer Versatile executive with 40 years of experience of building businesses large and small with specific expertise in defense sector, operations management, corporate development, strategic communications, business planning, marketing and law Lutz P. Henckels, Chief Financial Officer Over 40 years of experience serving in the role of Chief Executive Officer of several private technology companies, as well as publicly traded companies LeCroy Corporation (LCRY) and HHB Systems (HHBX), both of which Dr. Henckels took public on Nasdaq Robin Shaffer, Chief Innovation Officer Combines strong technical and business background with broad experience in wireless communications, power solutions, electronic applications and systems control Sean Lyle, Chief Development Officer Combines extensive entrepreneurial experience with a track record of rigorous, disciplined business development and sales management to drive organic growth | | | | | | | | | | | | | | | | | | | | | | | | | | | |

| | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | Existing GIGA preferred stock is repurchased; Common stock and Series F preferred stock issued to Gresham’s sole shareholder - BitNile Planning NASDAQ up-listing and $25M capital raise (40% purchased by BitNile) in 4Q’22

REVENUE & BACKLOG Current Backlog $31,000,000 Current backlog is spread across multiple Tier 1 Contractor Customers and Defense Agencies with contracts going out over 5 years Long-Term Program Revenue Electronic Defense & Countermeasures RF Filters & RF Assemblies Power Electronics and Displays SOLIDIFYING THE FUTURE Combined companies have been scaling revenue for several years building a robust backlog of business to ensure healthy EBITDA. $35,400,000 Revenue thru 3-31-22 $31,000,000 Backlog

SPECIAL SHAREHOLDER MEETING September 7, 2022 Strong opportunity potential with current share price of $1.50/share combined business valued at .37x revenue and at modest multiple of potential EBITDA

Thank You Company Contacts: Gresham Worldwide, Inc. Jonathan Read, CEO +1 (602) 617-8888 Giga-tronics Incorporated Lutz Henckels, CFO +1 (925) 328-4650

  In connection with the proposed transaction, the Company has filed relevant materials with the Securities and Exchange Commission (the “SEC”), including a definitive proxy statement. THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION ON THE COMPANY BECAUSE THE MATERIALS CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Shareholders of the Company may obtain a free copy of these documents at the website maintained by the SEC at www.sec.gov or the Company’s website at www.gigatronics.com.   The Company and its directors, executive officers and other members of its management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies or consents of the Company’s shareholders in connection with the proposed acquisition. Shareholders of the Company may obtain more detailed information regarding the names, affiliations and interests of certain of the Company’s executive officers and directors in the solicitation by reading the Company’s most recent Annual Report on Form 10-K, which was filed with the SEC on June 24, 2022 and the Company’s Definitive Schedule 14A filed with the SEC on August 2, 2022. These documents are available free of charge at the SEC’s website at www.sec.gov or by going to the Company’s website at www.gigatronics.com. The interests of the Company’s participants in the solicitation may, in some cases, be different than those of the Company’s shareholders. Additional Information